EXHIBIT 10.16c

TIFFANY & CO.
AMENDMENT NO. 2
FIVE YEAR CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of January 8, 2014, to the Five Year Credit Agreement, dated as of December 21, 2011, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent (as amended and supplemented, and in effect on the date hereof, the “Credit Agreement”).
RECITALS
A.    Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
B.    The Parent, on behalf of itself and the other Loan Parties, has requested an amendment to certain provisions of the Credit Agreement and a waiver of certain Defaults, and the Credit Parties are willing to consent to such amendment and waiver subject to the terms and conditions contained herein.
Accordingly, in consideration of the recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.    Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions:
"Arbitration Award" means the award, dated December 20, 2013, in the arbitration in the matter between The Swatch Group Ltd. and Tiffany Watch Co. Ltd, as claimants, and Tiffany and Company, Tiffany (NJ) Inc. and Tiffany & Co., as respondents, under the Arbitration Rules of the Netherlands Arbitration Institute.
“Tiffany Note Agreements” means (i) the Amended and Restated Note Purchase and Private Shelf Agreement, dated as of July 25, 2012, in respect of $100,000,000 principal amount of 9.05% Series A Senior Notes due December 23, 2015 and $150,000,000 principal amount of 4.40% Series B-P Senior Notes due July 25, 2042, (ii) the Amended and Restated Note Purchase and Private Shelf Agreement, dated as of July 25, 2012, in respect of $50,000,000 principal amount of 10.0% Series A Senior Notes due April 9, 2018 and $100,000,000 principal amount of 4.40% Series B-M Senior Notes due July 25, 2042, (iii) the Note Purchase Agreement, dated as of February 12, 2009, in respect of $125,000,000 principal amount of 10.0% Series A-2009 Senior Notes due February 13, 2017 and $125,000,000 principal amount of 10.0% Series B-2009 Senior Notes due February 13, 2019 and (iv) the Note Purchase Agreement, dated as of September 1, 2010, in respect of Yen 10,000,000,000 principal amount of 1.72% Senior Notes due September 1, 2016.

2.    Article 9 of the Credit Agreement is hereby amended to amend and restate clause (i) thereof in its entirety to read as follows:
(i)    Judgments or decrees in an aggregate amount in excess of $25,000,000 on a Consolidated basis against the Parent and/or any of its Subsidiaries (except to the extent covered by insurance, provided that each applicable insurance company has expressly assumed responsibility with respect to the applicable underlying claim) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days, provided that, solely with respect to the Arbitration Award, such 30 day period shall be deemed extended and shall conclude on the earlier to occur of the following (the “Arbitration Award Extension Date”): (x) the last day of the corresponding period with respect to the Arbitration Award in Section 11(i) of the Tiffany Note Agreements, as such corresponding period may be extended under the Tiffany Note Agreements with respect to the Arbitration Award (and if the last day of such corresponding period under each of the Tiffany Note Agreements is not the same for all of the Tiffany Note Agreements, then, for purposes of this clause (x), the last day of the corresponding period shall be deemed the last day of the shortest corresponding period under the Tiffany Note Agreements), and (y) March 21, 2014; or
3.    The Lenders hereby waive any Default that may have occurred or that may occur, in each case solely as a result of the issuance and continuation of the Arbitration Award (to the extent the Arbitration Award shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed) during the period commencing with the issuance of the Arbitration Award and ending on the Arbitration Award Extension Date.
4.    This Amendment shall become effective upon satisfaction of the following conditions:
(a)    the Administrative Agent shall have received from the Required Lenders, the Parent and each of the other Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include electronic or facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.
5.    The Parent hereby represents and warrants to the Administrative Agent and each Lender that, upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.
6.    Except as set forth in this Amendment, the Loan Documents shall remain in full force and effect in accordance with their respective terms as in effect on the date hereof prior to giving effect to this Amendment, and no amendment, consent or waiver in respect of any term or condition of any Loan Document set forth in this Amendment shall be deemed to be an amendment, consent or waiver in respect of any other term or condition contained in any Loan Document.
7.    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.
8.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
TIFFANY & CO.,
a Delaware corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Executive Vice President - Chief Operating Officer

TIFFANY AND COMPANY,
a New York corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Executive Vice President - Chief Operating Officer

TIFFANY & CO. INTERNATIONAL,
a Delaware corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Vice President - Chief Operating Officer

TIFFANY & CO. JAPAN INC.,
a Delaware corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Vice President

TIFFANY & CO. SAS,
a French corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. PTE. LTD.,
a Singapore corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. LIMITED,
a United Kingdom corporation

By: /s/ Patrick B. Dorsey
Name: Patrick B. Dorsey
Title: Vice President

TIFFANY KOREA LTD.,
a Republic of Korea corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. MEXICO, S.A. de C.V.,
a Mexican corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Attorney in Fact

TIFFANY & CO. OF NEW YORK LIMITED,
a Hong Kong corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. (UK) HOLDINGS LIMITED,
a United Kingdom corporation

By: /s/ Patrick B. Dorsey
Name: Patrick B. Dorsey
Title: Vice President

TIFFANY & CO. LUXEMBOURG S.A R.L.,
a Luxembourg corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. CANADA,
a Canadian corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Treasurer

TIFFANY & CO. (CR) S.R.O.,
a Czech limited liability company

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY RUSSIA LIMITED LIABILITY COMPANY,
a Russian Federation company

By: /s/ Marina Levochka
Name: Marina Levochka
Title: General Director

THE BANK OF NEW YORK MELLON,
as the Swing Line Lender, as the Issuing Bank,
as a Lender, and as Administrative Agent

By: /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

ABN AMRO BANK N.V.

By: /s/ Nancy Cappaen
Name: Nancy Cappaen
Title: Head Credit Risk & Admin. Dept. ID&JG

By: /s/ Frank Coenegrachts
Name: Frank Coenegrachts
Title: Chief Risk Officer

ABN AMRO CAPITAL USA LLC

By: /s/ Michael Monoazzi
Name: Michael Monoazzi
Title: Vice President

By: /s/ Raymond Bisscheroux
Name: R. Bisscheroux
Title: Director

STANDARD CHARTERED BANK

By: /s/ Johanna Minaya
Name: Johanna Minaya
Title: Associate Director

By: /s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Unit, WB Legal - Americas

JPMORGAN CHASE BANK, N.A.

By: /s/ James A. Knight
Name: James A. Knight
Title: Vice President

MIZUHO BANK (USA)

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Jaime C. Eng
Name: Jaime C. Eng
Title: Vice President

HSBC BANK USA, N.A.

By: /s/ Alan Zinser
Name: Alan Zinser
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

WELLS FARGO BANK, N.A.

By: /s/ James T. King
Name: James T. King
Title: Senior Vice President

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